UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

Lyell Immunopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40502	83-1300510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Haskins Way
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 695-0677

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LYEL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2025, the Board of Directors (the “Board”) of Lyell Immunopharma, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (the “Amended Bylaws”), effective immediately. Among other changes, the Amended Bylaws:

•

Modernize the stockholder proposal procedures and disclosure requirements set forth in Section 5 of the Amended Bylaws, including, without limitation, removing the requirement for stockholder nominated directors to furnish information to support their eligibility to serve except as it relates to independence, limiting the need to provide information about the other stockholders supporting the proposal to those who are financially supporting such proposal, and adding additional disclosure requirements to disclose in the director nomination proposal notice relating to certain extrinsic arrangements.

•

Clarify that certain updates to a previously submitted stockholder proposal, including, without limitation, change or addition of nominees, matters, business and/or resolutions to be brought before the meeting, will not be permitted as updates and will instead constitute a new proposal and be subject to the stockholder proposal procedures and disclosure requirements set forth in Section 5 of the Amended Bylaws;

•

Conform the notice provisions throughout the Amended Bylaws, including in Section 7 and Section 46 of the Amended Bylaws, to the requirements of Section 232 of the Delaware General Corporation Law (the “DGCL”);

•	Simplify and clarify the description of the voting standards for the election of directors and other proposals at stockholder meetings in Section 8; and

•	Conform Section 12 of the Amended Bylaws concerning the list of stockholders in connection with stockholder meetings with the requirements of Section 219 of the DGCL.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Bylaws, which are filed as Exhibit 3.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Lyell Immunopharma, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lyell Immunopharma, Inc.

Date: December 5, 2025	By:	/s/ Mark Meltz
Mark Meltz
General Counsel and Corporate Secretary